Exhibit 10.15

CONFIDENTIAL

FIRST AMENDMENT TO

AMENDED AND RESTATED RESEARCH COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This First Amendment (the “First Amendment”) to Amended and Restated Research Collaboration and Commercial License Agreement, as amended, made as of this [09] day of March, 2017 (the “First Amendment Effective Date”), is by and between

MERSANA THERAPEUTICS, INC., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “MTI”)

and

MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation, a wholly-own’ed subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business’ at 40 Landsdowne Street, Cambridge, MA 02139 (hereinafter referred to as “Licensee”).

MTI and Licensee may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties”.

Introduction

WHEREAS, MTI and Licensee have entered into that certain Amended and Restated Research Collaboration and Commercial License Agreement dated January 29, 2016 (the “Original Agreement,” and as amended by this First Amendment, the “Agreement”); and

WHEREAS, MTI and Licensee wish to amend the Original Agreement as set forth in this Amendment to extend the Research Program Term for Designated Target Antigen One, on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and further good and valuable consideration, MTI and Licensee agree to amend the Original Agreement as follows:

Article 1.
Amendments

Section 1.1. Existing Definitions. Terms used herein without further definition shall have the same meanings ascribed to them as in the Original Agreement.

Section 1.2. New Definitions. The following new definitions are hereby added to Article 1 of the Agreement in alphabetical order:

(a)                                 “First Amendment” means the First Amendment to this Agreement, dated as of the First Amendment Effective Date.

(b)           “First Amendment Effective Date” means March [09], 2017.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 1.3. Extension of Research Program Term for Designated Target Antigen One. A sentence shall be added to the end of Section 2.3 of the Original Agreement as follows:

“Notwithstanding anything to the contrary in this Section 2.3, the Research Program Term for Designated Target Antigen One will expire on [***]. For the extension of the Research Program Term for Designated Target Antigen One under the First Amendment from [***], Licensee will pay to MTI [***] Dollars [***] within [***] Business Days after the First Amendment Effective Date. For each extension of the Research Program Term for Designated Target Antigen One under the First Amendment from [***]; provided, that, if the activities set forth in the Research Plan are completed in any [***] Term prior to the start of the last [***] Term, no [***] Term Payment for any such subsequent [***] Term will be due and any [***] Term Payments paid for such [***] Terms following Research Plan completion shall be refunded to Licensee promptly following such then-current [***] Term.”

Article 2.
Miscellaneous

Section 2.1. Effectiveness. Except as set forth in this First Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this First Amendment shall be effective as of the First Amendment Effective Date.

Section 2.2. Conflicts. In the event of a conflict between a provision of the Original Agreement and a provision of this First Amendment, the provisions of this First Amendment will control to the extent of such conflict.

Section 2.3. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

[Remainder of Page Left Intentionally Blank.

Signature Page to Follow]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Amended and Restated Research Collaboration and Commercial License Agreement to be effective as of the First Amendment Effective Date.

MERSANA THERAPEUTICS, INC.

By:	/s/ Eva Jack

Name:	Eva Jack

Title:	Chief Business Officer

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ OP Veiby

Name:	OP Veiby

Title:	Sr Dir Bio Therapeutics

[Signature Page to First Amendment to Amended and Restated Research Collaboration and Commercial License Agreement]